Exhibit 3.1
CORPORATE ACCESS NUMBER: 207686874
Alberta
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
INCORPORATION
WESTAIM BIOMEDICAL CANADA INC.
WAS INCORPORATED IN ALBERTA ON 1997/12/18.
[SEAL]

FORM 1
ARTICLES OF INCORPORATION
ALBERTA Consumer and Corporate Affairs
I. NAME OF CORPORATION:
WESTAIM BIOMEDICAL CANADA INC.
2. THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:
See Schedule A to the Articles of Incorporation.
3. RESTRICTIONS ON SHARE TRANSFERS (IF ANY):
No shares in the share capital of the Corporation shall be transferred without the prior consent of the Directors of the Corporation expressed by resolution.
4. NUMBER, OR MINIMUM AMD MAXIMUM NUMBER, OF DIRECTORS THAT THE CORPORATION MAY HAVE:
Not less than one and not more than ten
5. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS, OR RESTRICTED TO CARRYING ON A CERTAIN BUSINESS, SPECIFY THE RESTRICTION(S):
None applicable.
6. OTHER RULES OR PROVISIONS (IF ANY):
(a)	The number of shareholders of the Corporation, exclusive of persons who are in its employment or that of an affiliate and persons who, having been formerly in the employment of the Corporation or that of an affiliate, were, while in that employment, shareholders of the Corporation and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than 50 persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.
(b)	Any invitation to the public to subscribe for securities of the Corporation is prohibited.
7. DATE
December 16, 1997

INCORPORATORS NAMES:	ADDRESS (INCLUDING POSTAL CODE)	SIGNATURE

MICHAEL D. OBERT	2900, 10180 — 101 Street	/s/ MICHAEL D. OBERT
Edmondton, Alberta
T5J 3V5

SCHEDULE A TO THE ARTICLES OF INCORPORATION OF
WESTAIM BIOMEDICAL CANADA INC.
Article 2. The Classes and any maximum number of shares that the Corporation is authorized to issue:
The Corporation is authorized to issue an unlimited number of shares of a separate class designated as Class “A” Common shares and an unlimited number of shares of a separate class designated as Class “B” Common shares.
The rights, privileges, restrictions and conditions attaching to the Class “A” Common shares and the Class “B” Common shares are as follows:
1.	Each of the holders of the Class “A” Common shares and the Class “B” Common shares shall be entitled to share ratably in the remaining property of the Corporation on dissolution.

2.	The holders of the Class “A” Common shares and the Class “B” Common shares shall have the right to receive such dividends as may be declared on the class of which they hold shares; provided that the Corporation may declare and pay dividends on either class of those classes of shares without an equal dividend, or any dividend, being then paid on the other of those classes of shares.

3.	The holders of the Class “A” Common shares and the Class “B” Common shares shall be entitled to vote at any meeting of shareholders of the Corporation.

4.	Except as expressly stated above, the Class “A” Common shares and the Class “B” Common shares shall rank pari passu.
The foregoing rights, privileges, restrictions and conditions attaching to the Class “A” Common shares and the Class “B” Common shares are subject to the rights, privileges, restrictions and conditions attaching to any class of shares of the Corporation hereafter created and expressed to rank in priority to the Class “A” Common shares and the Class “B” Common shares.

CORPORATE ACCESS NUMBER: 207686874
Alberta
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT AND REGISTRATION
OF RESTATED ARTICLES
WESTAIM BIOMEDICAL CANADA INC.
AMENDED ITS ARTICLES ON 1998/06/29.

THE INFORMATION IN THIS DOCUMENT IS AN ACCURATE REPRODUCTION OF DATA CONTAINED WITHIN THE OFFICIAL RECORDS OF ALBERTA REGISTRIES.	[SEAL]

Name/Structure Change Alberta Corporation — Registration Statement

Service Request Number:	424998
Corporate Access Number:	207686874
Previous Legal Entity Name:	WESTAIM BIOMEDICAL CANADA INC.
Previous French Equivalent Name:
Legal Entity Name:	WESTAIM BIOMEDICAL CANADA INC.
French Equivalent Name:
Legal Entity Status:	Active
Alberta Corporation Type:	Named Alberta Corporation
Nuans Report Number:	59692639
Nuans Report Date:	1997/12/18
French Name Nuans Report Number:
French Name Nuans Report Date:
Classes Of Shares and any Maximum Number(within each class):	SEE ELECTRONIC ATTACHMENT

Restrictions On Share Transfers:	NO SHARES IN THE SHARE CAPITAL OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE PRIOR CONSENT OF THE DIRECTORS OF THE CORPORATION EXPRESSED BY RESOLUTION
Minimum Number Of Directors:	1
Maximum Number Of Directors:	10
Restrictions On Business To:	NONE
Restrictions On Business From:	NONE
Other Provisions:	SEE ELECTRONIC ATTACHMENT
Section And Subsection of Act Change Made Under:	SECTION 167(1)(D)
Directors Issue Shares In Series:
Professional Endorsement Provided:
Future Dating Required:
Amendment Date:	1998/06/29

Annual Returns

File Year	Date Filed

Court Orders

Order Type	Order Date	Order Number	Judicial District	Termination Date
Attachments

Attachment Type	Microfilm Bar Code	Date Recorded
Other Rules or Provisions	ELECTRONIC	1998/06/29
[ILLEGIBLE] Capital	ELECTRONIC	1998/06/29

Registration Authorized By:	MICHAEL D. OBERT
SOLICITOR

MAXIMUM NUMBER OF SHARES (WITHIN EACH CLASS) :
Class “A” Common Shares and Class “B” Common Shares
     The Corporation is authorized to issue an unlimited number of shares of a separate class designated as Class “A” Common share and an unlimited number of shares of a separate class designated as Class “B” Common shares.
     The rights, privileges, restrictions and conditions attaching to the Class “A” Common shares and the Class “B” Common shares are as follows;
1.	Each of the holders of the Class “A” Common shares and the Class “B” Common shares shall be entitled to share ratably in the remaining property of the Corporation on dissolution.

2.	The holders of the Class “A” Common shares and the Class “B” Common shares shall have the right to receive such dividends as may be declared on the class of which they hold shares; provided that the Corporation may declare and pay dividends on either class of those classes of shares without an equal dividend, or any dividend, being then paid on the other of those classes of shares.

3.	The holders of the Class “A” Common shares and the Class “B” Common shares shall be entitled to vote at any meeting of shareholders of the Corporation.

4.	Except as expressly stated above, the Class “A” Common shares and the Class “B” Common shares shall rank pari passu.
     The foregoing rights, privileges, restrictions, and conditions attaching to the Class “A” Common shares and the Class “B” Common shares are subject to the rights, privileges, restrictions and conditions attaching to any class of shares of the Corporation hereafter created and expressed to rank in priority to the Class “A” Common shares and the Class “B” Common shares.
Class C Preferred shares
          One thousand (1,000) Class “C” Preferred shares (the “Class “C” shares”) each, as a class, have and are subject to the following rights, privileges, restrictions and conditions:
1.	Issuance
     The Class “C shares shall be issued pursuant to one or more agreements (the “Agreements”) made between one or more persons or partnerships (the “Vendors”) and the Corporation, pursuant to which certain property (the “Property”), as specified in the Agreements, is sold by the Vendors and purchased by the Corporation as of a specified time (the “Effective Time”).
2.	Stated Capital Account
     Upon issuing the Class “C” shares, the Corporation shall add to the stated capital account for those shares such amount as may be determined pursuant to section 26(3) of the ABCA,
3.	Non-Voting Feature
     Except where required under the ABCA, a holder of a Class “C” share shall not, as such, be entitled to receive notice of, to attend or to vote at meetings of shareholders of the Corporation.
4.	Redemption Price
     The Class “C” shares shall be redeemable at the option of the Corporation at an aggregate redemption price (the “Aggregate Redemption Price”) equal to the amount by which the aggregate fair market value of the Property at the Effective Time exceeds the amount of any consideration other than shares (the “Non-Share Consideration”) given by the Corporation to the Vendors for the Property pursuant to the Agreements, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on the Class “C” shares. The redemption price (the “Unit Redemption Price”) of each Class “C” share shall be equal to one-thousandth (1/1,000) of the Aggregate Redemption Price.

5.	Redemption Price Adjustment Clause
     If:
(a)	an accountant appointed by the Vendors and the Corporation certifies,

(b)	the Vendors and the Corporation acknowledge in writing, or

(c)	the Minister of National Revenue, the Provincial Treasurer of Alberta, the tax or fiscal authority of any other province or a court or tribunal of competent jurisdiction determines (and the Vendors and the Corporation have not objected to or appealed from the determination), that the actual aggregate fair market value of the Property at the Effective Time (the “Redetermined FMV”) is greater than or less than the amount which was previously understood by the Vendors and the Corporation to be the aggregate fair market value of the Property at the Effective Time, these Articles shall be deemed always to have been amended as necessary:
(d)	to substitute, for the Aggregate Redemption Price, the amount by which the Redetermined FMV exceeds the amount of the Non-Share Consideration, and

(e)	to make a corresponding adjustment in the Unit Redemption Price, and this amendment shall be deemed always to have been included in these Articles,
6.	Redemption Procedure
     To redeem Class “C” shares, the Corporation shall give at least thirty (30) days’ notice in writing of the redemption by mailing the notice to the registered holders of the Class “C” shares to be redeemed, specifying the date and place of redemption and the number of Class “C” shares to be redeemed. The notice may be given by prepaid post addressed to each holder of Class “C” shares at that holder’s address as it appears in the records of the Corporation. If the notice is given by the Corporation and if an amount sufficient to redeem the specified Class “C” shares is deposited with a chartered bank or trust company in Canada, as specified in the notice, on or before the date fixed for redemption, those Class “C” shares are redeemed as of the date fixed for redemption and thereafter a holder of Class “C” shares specified in the notice, as such, has no rights against the Corporation except, upon surrendering the certificate for those shares, to receive payment of the Unit Redemption Price of each specified Class “C” share held by that holder, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on that share.
7.	Retraction
     Each holder of a Class “C” share has the right (the “Right of Retraction”), exercisable by depositing his share certificate with, the Corporation at its registered office, to require the Corporation to redeem the Class “C” share within thirty (30) days after the date on which the share certificate is deposited, for an amount equal to She Unit Redemption Price, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on that share. The Corporation is not obligated to comply with this provision if, and so long as, the redemption would be contrary to any applicable law.
8.	Dividends — Before Exercise of Right of Retraction
     Until a holder of a Class “C” share has exercised his Right of Retraction, he shall in each financial period, in the discretion of the directors of the Corporation, be entitled, out of any or all profits or surplus available for dividends, to receive, in respect of each Class “C” share held by him, non-cumulative dividends at an annual rate (the “Specified Rate”) that shall be expressed as a percentage of the Unit Redemption Price of the Class “C” share and shall be determined by the directors of the Corporation at or before the time the first Class “C” share is issued, such dividends to be payable on such date and at such place as the directors may determine. The directors may, from time to time in a particular financial period, declare part of the dividend for that financial period, notwithstanding that the dividend for that financial period is not declared in full. Each dividend shall be non-cumulative whether or not earned, and if in any financial period the directors in their discretion do not declare the dividend or any part thereof, then the right of the holder to that dividend or a dividend greater than the dividend actually declared for that financial period shall be forever extinguished. A holder of a Class “C” share shall not be entitled to receive dividends on that share other than or in excess of the dividends provided for in this paragraph and the succeeding paragraph.

9.	Dividends — After Exercise of Right of Retraction
     If, after a holder of a Class “C” share has exercised his Right of Retraction, the Corporation has not redeemed that share (the “Unredeemed Share”) within thirty (30) days after the date on which the share certificate was deposited, the holder of the Unredeemed Share shall thereafter in each financial period until the share is redeemed, be entitled, out of any or all profits or surplus available for dividends, to receive, as and when declared by the directors of the Corporation, fixed cumulative preferential dividends at the Specified Rate on the Unit Redemption Price of each Unredeemed Share held by him, payable annually on the last day of each financial period. If on any cumulative dividend payment date the cumulative dividend payable on that date is not paid in full on all Unredeemed Shares, the cumulative dividend, or the unpaid part thereof, shall be paid at a subsequent date, as and when declared by the directors. No dividend shall at any time be declared or paid on any other shares of the Corporation (except the shares of any other class whose entitlement to dividends ranks in priority to or on a parity with that of the Class “C” shares) unless all accrued cumulative dividends on the Unredeemed Shares shall have been declared and paid before that time.
10.	Dividends — Exclusion of Other Classes
     Subject to the rights of the shares of any other class whose entitlement to dividends ranks in priority to that of the Class “C” shares, dividends may be declared and paid on the Class “C” shares to the complete exclusion of the other classes of shares of the Corporation.
11.	Dividends on Other Classes
     No dividend shall at any time be declared or paid on any other shares of the Corporation (except the shares of any other class whose entitlement to dividends ranks in priority to that of the Class “C” shares) if there are reasonable grounds for believing that the Corporation is, or after the payment of that dividend would be, unable to pay the total of the Unit Redemption Prices of all Class “C” shares then issued and outstanding, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on those Class “C” shares.
12.	Minimum Purchase Price
     The Corporation shall not purchase, redeem or cancel a Class “C” share for a price less than the lesser of:
(a)	the Unit Redemption Price of the Class “C” share so purchased, redeemed or cancelled, and
(b)	the quotient obtained when:
(i)	the amount by which the realizable value of the Corporation’s property exceeds the aggregate of its liabilities immediately before the purchase, redemption or cancellation and the amount payable on the purchase, redemption or cancellation of the shares of any class whose entitlement on a purchase, redemption or cancellation ranks in priority to that of the Class “C” shares is divided by the aggregate of:
(ii)	the number of issued and outstanding shares of any class, including the Class “C” shares, whose entitlement on a purchase, redemption or cancellation ranks on a parity with that of the Class “C” shares.
13.	Liquidation, Dissolution or Winding-Up
     In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, each holder of a Class “C” Share shall be entitled to receive, before any distribution of any property of the Corporation among the holders of any other shares of the Corporation (except the shares of any other class whose entitlement on a liquidation, dissolution or winding-up ranks in priority to or on a parity with that of the Class “C” shares), an amount equal to, but not greater than, the total of the Unit Redemption Prices of the Class “C” shares held by him, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on those Class “C” shares.

14.	Ranking
     The rights, privileges and entitlements of a Class “C” share rank ratably and on a parity with those of all other Class “C” shares. Except where otherwise specifically stated, the rights, privileges and entitlements of the Class “C” shares rank:
(a)	in priority to the rights, privileges and entitlements of the common shares of any class,

(b)	in priority to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued after the day on which the first Class “C” share is issued,

(c)	ratably and on a parity with the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued on the same day as the first Class “C” share is issued, and

(d)	in subordination to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued before the day on which the first Class “C” share is issued.
15.	Amendment
     Any amendment to the Articles of the Corporation to delete or vary any right, privilege, restriction or condition attaching to the Class “C” shares or to create a class of shares ranking in priority to or on a parity with the Class “C” shares, in addition to being authorized by special resolution, shall be authorized by at least two-thirds (2/3) of the votes cast at a meeting, duly called for that purpose, of the holders of each class of shares of the Corporation, voting separately as a class.
Class “D” Preferred shares
     An unlimited number of Class “D” Preferred shares (the “Class “D” shares”) which, a class, have and are subject to the following rights, privileges, restrictions and conditions:
1.	Issuance
     The Class “D” shares shall be issued in exchange for a subscription price to be paid in cash, the amount of which shall be determined by the directors of the Corporation at or before the time the first Class “D” share is issued. The subscription price of all the Class “D” shares shall be the same.
2.	Stated Capital Account
     Upon issuing a Class “D” share, the Corporation shall add to the stated capital account for those shares an amount equal to the subscription price for which the share was issued.
3.	Non-Voting Feature
     Except where required under the ABCA, a holder of a Class “D” share shall not, as such, be entitled to receive notice of, to attend or to vote at meetings of shareholders of the Corporation.
4.	Redemption Price
     Each Class “D” share shall be redeemable at the option of the Corporation at a redemption price (the “Redemption Price”) equal to the subscription price for which the share was issued.
5.	Redemption Procedure
     To redeem Class “D” shares, the Corporation shall give at least thirty (30) days’ notice in writing of the redemption by mailing the notice to the registered holders of the Class “D” shares to be redeemed, specifying the date and place of redemption and the number of Class “D” shares to be redeemed. The notice may be given by prepaid post addressed to each holder of Class “D” shares at that holder’s address as it appears in the records of the Corporation. If the notice is given by the Corporation and if an amount sufficient to redeem the specified Class “D” shares is deposited with a chartered bank or trust company in Canada, as specified in the notice, on or before the date fixed for redemption, those Class “D” shares are redeemed as of the date fixed for redemption and thereafter a holder of Class “D” shares specified in the notice, as such, has no rights against the Corporation except, upon surrendering the certificate for those shares, to receive payment of the Redemption Price of each specified Class “D” share held by that holder, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on that share.
6.	Dividends
     A holder of a Class “D” share shall in each financial period, in the discretion of the directors of the Corporation, be entitled, out of any or all profits or surplus available for dividends, to receive, in respect of each Class “D” share held by him, non-cumulative dividends at an annual rate that shall be expressed as a percentage of the Redemption Price of the Class “D” share and shall be determined by the directors of the Corporation at or before the time the first Class “D” share is issued, such dividends to be payable on such date and at such place as the directors may determine. The directors may, from time to time in a particular financial period, declare part of the dividend for that financial period, notwithstanding that the dividend for that financial period is not declared in full. Each dividend shall be non-cumulative whether or not earned, and if in any financial period the directors in their discretion do not declare the dividend or any part thereof, then the right of the holder to that dividend or a dividend greater than the dividend actually declared for that financial period shall be forever extinguished. A holder of a Class “D” share shall not be entitled to receive dividends on that share other than or in excess of the dividends provided for in this paragraph.
7.	Dividends — Exclusion of Other Classes
     Subject to the rights of the shares of any other class whose entitlement to dividends ranks in priority to that of the Class “D” shares, dividends may be declared and paid on the Class “D” shares to the complete exclusion of the other classes of shares of the Corporation.
8.	Liquidation, Dissolution or Winding-Up
     In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, each holder of a Class “D” share shall be entitled to receive, before any distribution of any property of the Corporation among the holders of any other shares of the Corporation (except the shares of any other class whose entitlement on a liquidation, dissolution or winding-up ranks in priority to or on a parity with that of the Class “D” shares), an amount equal to, but not greater than, the total of the Redemption Prices of the Class “D” shares held by him, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on those Class “D” shares.
9.	Ranking
     The rights, privileges and entitlements of a Class “D” share rank ratably and on a parity with those of all other Class “D” shares. Except where otherwise specifically stated, the rights, privileges and entitlements of the Class “D” shares rank:
(a)	in priority to the rights, privileges and entitlements of the common shares of any class,

(b)	in priority to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued after the day on which the first Class “D” share is issued,

(c)	ratably and on a parity with the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued on the same day as the first Class “D” share is issued, and

(d)	in subordination to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued before the day on which the first Class “D” share is issued.
10.	Amendment
     Any amendment to the Articles of the Corporation to delete or vary any right, privilege, restriction or condition attaching to the Class “D” shares or to create a class of shares ranking in priority to or on a parity with the Class “D” shares, in addition to being authorized by special resolution, shall be authorized by at least two-thirds (2/3) of the votes cast at a meeting, duly called for that purpose, of the holders of each class of shares of the Corporation, voting separately as a class.

OTHER PROVISIONS:
(a)	The number of shareholders of the Corporation, exclusive of persons who are in its employment or that of an affiliate and persons who, having been formerly in the employment of the Corporation or that of an affiliate, were, while in that employment, shareholders of the Corporation and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than 50 persons, 2 or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

(b)	Any invitation to the public to subscribe for securities of the Corporation is prohibited.

Form 4
BUSINESS CORPORATIONS ACT
(SECTION 27 OR 171)
ALBERTA
REGISTRIES

Corporate Registry	ARTICLES OF AMENDMENT

1. Name of Corporation	2. Corporate Access Number:

WESTAIM BIOMEDICAL CANADA INC.	207686874

3.	THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:
     Pursuant to section 167(l)(d) of the Business Corporations Act (Alberta) (the “ABCA”), two new classes of shares are created, with each class being separate and distinct from the other classes. The following designations and descriptions of the classes of shares are added to Article 2 of the Articles of Incorporation:
Class “C” Preferred shares
     One thousand (1,000) Class “C” Preferred shares (the “Class “C” shares”) which, as a class, have and are subject to the following rights, privileges, restrictions and conditions:
1.	Issuance
     The Class “C” shares shall be issued pursuant to one or more agreements (the “Agreements”) made between one or more persons or partnerships (the “Vendors”) and the Corporation, pursuant to which certain property (the “Property”), as specified in the Agreements, is sold by the Vendors and purchased by the Corporation as of a specified time (the “Effective Time”).
2.	Stated Capital Account
     Upon issuing the Class “C” shares, the Corporation shall add to the stated capital account for those shares such amount as may be determined pursuant to section 26(3) of the ABCA.
3.	Non-Voting Feature
     Except where required under the ABCA, a holder of a Class “C” share shall not, as such, be entitled to receive notice of, to attend or to vote at meetings of shareholders of the Corporation.

4.	Redemption Price
     The Class “C” shares shall be redeemable at the option of the Corporation at an aggregate redemption price (the “Aggregate Redemption Price”) equal to the amount by which the aggregate fair market value of the Property at the Effective Time exceeds the amount of any consideration other than shares (the “Non-Share Consideration”) given by the Corporation to the Vendors for the Property pursuant to the Agreements, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on the Class “C” shares. The redemption price (the “Unit Redemption Price”) of each Class “C” share shall be equal to one-thousandth (1/1,000) of the Aggregate Redemption Price.
5.	Redemption Price Adjustment Clause
     If:
(a)	an accountant appointed by the Vendors and the Corporation certifies,

(b)	the Vendors and the Corporation acknowledge in writing, or

(c)	the Minister of National Revenue, the Provincial Treasurer of Alberta, the tax or fiscal authority of any other province or a court or tribunal of competent jurisdiction determines (and the Vendors and the Corporation have not objected to or appealed from the determination), that the actual aggregate fair market value of the Property at the Effective Time (the “Redetermined FMV”) is greater than or less than the amount which was previously understood by the Vendors and the Corporation to be the aggregate fair market value of the Property at the Effective Time, these Articles shall be deemed always to have been amended as necessary:
(d)	to substitute, for the Aggregate Redemption Price, the amount by which the Redetermined FMV exceeds the amount of the Non-Share Consideration, and

(e)	to make a corresponding adjustment in the Unit Redemption Price, and this amendment shall be deemed always to have been included in these Articles.
6.	Redemption Procedure
     To redeem Class “C” shares, the Corporation shall give at least thirty (30) days’ notice in writing of the redemption by mailing the notice to the registered holders of the Class “C” shares to be redeemed, specifying the date and place of redemption and the number of Class “C” shares to be redeemed. The notice may be given by prepaid post addressed to each holder of Class “C” shares at that holder’s address as it appears in the records of the Corporation. If the notice is given by the Corporation and if an amount sufficient to redeem the specified Class “C” shares is deposited with a chartered bank or trust company in Canada, as specified in the notice, on or before the date fixed for redemption, those Class “C” shares are redeemed as of the date fixed for redemption and thereafter a holder of Class “C” shares specified in the notice, as such, has no rights against the Corporation except, upon surrendering the certificate for those shares, to receive payment of the Unit Redemption Price of each specified Class “C” share held by that holder, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on that share.
7.	Retraction
     Each holder of a Class “C” share has the right (the “Right of Retraction”), exercisable by depositing his share certificate with the Corporation at its registered office, to require the Corporation to redeem the Class “C” share within thirty (30) days after the date on which the share certificate is deposited, for an amount equal to the Unit Redemption Price, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on that share. The Corporation is not obligated to comply with this provision if, and so long as, the redemption would be contrary to any applicable law.
8.	Dividends - Before Exercise of Right of Retraction
     Until a holder of a Class “C” share has exercised his Right of Retraction, he shall in each financial period, in the discretion of the directors of the Corporation, be entitled, out of any or all profits or surplus available for dividends, to receive, in respect of each Class “C” share held by him, non-cumulative dividends at an annual rate (the “Specified Rate”) that shall be expressed as a percentage of the Unit Redemption Price of the Class “C share and shall be determined by the directors of the Corporation at or before the time the first Class “C”” share is issued, such dividends to be payable on such date and at such place as the directors may determine. The directors may, from time to time in a particular financial period, declare part of the dividend for that financial period, notwithstanding that the dividend for that financial period is not declared in full. Each dividend shall be non-cumulative whether or not earned, and if in any financial period the directors in their discretion do not declare the dividend or any part thereof, then the right of the holder to that dividend or a dividend greater than the dividend actually declared for that financial period shall be forever extinguished. A holder of a Class “C” share shall not be entitled to receive dividends on that share other than or in excess of the dividends provided for in this paragraph and the succeeding paragraph.
9.	Dividends — After Exercise of Right of Retraction
     If, after a holder of a Class “C” share has exercised his Right of Retraction, the Corporation has not redeemed that share (the “Unredeemed Share”) within thirty (30) days after the date on which the share certificate was deposited, the holder of the Unredeemed Share shall thereafter in each financial period until the share is redeemed, be entitled, out of any or all profits or surplus available for dividends, to receive, as and when declared by the directors of the Corporation, fixed cumulative preferential dividends at the Specified Rate on the Unit Redemption Price of each Unredeemed Share held by him, payable annually on the last day of each financial period. If on any cumulative dividend payment date the cumulative dividend payable on that date is not paid in full on all Unredeemed Shares, the cumulative dividend, or the unpaid part thereof, shall be paid at a subsequent date, as and when declared by the directors. No dividend shall at any time be declared or paid on any other shares of the Corporation (except the shares of any other class whose entitlement to dividends ranks in priority to or on a parity with that of the Class “C” shares) unless all accrued cumulative dividends on the Unredeemed Shares shall have been declared and paid before that time,
10.	Dividends — Exclusion of Other Classes
     Subject to the rights of the shares of any other class whose entitlement to dividends ranks in priority to that of the Class “C” shares, dividends may be declared and paid on the Class “C” shares to the complete exclusion of the other classes of shares of the Corporation.
11.	Dividends on Other Classes
     No dividend shall at any time be declared or paid on any other shares of the Corporation (except the shares of any other class whose entitlement to dividends ranks in priority to that of the Class “C” shares) if there are reasonable grounds for believing that the Corporation is, or after the payment of that dividend would be, unable to pay the total of the Unit Redemption Prices of all class “C” shares then issued and outstanding, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on those Class “C” shares.
12.	Minimum Purchase Price
     The Corporation shall not purchase, redeem or cancel a Class “C” share for a price leas than the lesser of:

(a)	the Unit Redemption Price of the Class “C” share so purchased, redeemed or cancelled, and

(b)	the quotient obtained when:
(i)	the amount by which the realizable value of the Corporation’s property exceeds the aggregate of its liabilities immediately before the purchase, redemption or cancellation and the amount payable on the purchase, redemption or cancellation of the shares of any class whose entitlement on a purchase, redemption or cancellation ranks in priority to that of the Class “C” shares is divided by the aggregate of:
(ii)	the number of issued and outstanding shares of any class, including the Class “C” shares, whose entitlement on a purchase, redemption or cancellation ranks on a parity with that of the Class “C” shares.
13.	Liquidation, Dissolution or Winding-Up
     In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, each holder of a Class “C” Share shall be entitled to receive, before any distribution of any property of the Corporation among the holders of any other shares of the Corporation (except the shares of any other class whose entitlement on a liquidation, dissolution or winding-up ranks in priority to or on a parity with that of the Class “C” shares), an amount equal to, but not greater than, the total of the Unit Redemption Prices of the Class “C” shares held by him, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on those Class “C” shares.
14.	Ranking
     The rights, privileges and entitlements of a Class “C” share rank ratably and on a parity with those of all other Class “C” shares. Except where otherwise specifically stated, the rights, privileges and entitlements of the Class “C” shares rank:
(a)	in priority to the rights, privileges and entitlements of the common shares of any class,

(b)	in priority to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued after the day on which the first Class “C” share is issued,

(c)	ratably and on a parity with the rights, privileges and entitlements of the preferred shares of any other clans the first share of which is issued on the same day as the first Class “C share is issued, and

(d)	in subordination to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued before the day on which the first Class “C” share is issued.
15. Amendment
     Any amendment to the Articles of the Corporation to delete or vary any right, privilege, restriction or condition attaching to the Class “C” shares or to create a class of shares ranking in priority to or on a parity with the Class “C” shares, in addition to being authorized by special resolution, shall be authorized by at least two-thirds (2/3) of the votes cast at a meeting, duly called for that purpose, of the holders of each class of shares of the Corporation, voting separately as a class.
Class “D” Preferred shares
     An unlimited manner of class “D” Preferred shares (the “Class “D” shares”) which, as a class, have and are subject to the following rights, privileges, restrictions and conditions:
1.	Issuance
     The class “D” shares shall be issued in exchange for a subscription price to be paid in cash, the amount of which shall be determined by the directors of the Corporation at or before the time the first Class “D” share is issued. The subscription price of all the Class “D” shares shall be the same.
2.	Stated Capital Account
     Upon issuing a Class “D” share, the Corporation shall add to the stated capital account for those shares an amount equal to the subscription price for which the share was issued.
3.	Non-Voting Feature
     Except where required under the ABCA, a holder of a Class “D” share shall not, as such, be entitled to receive notice of, to attend or to vote at meetings of shareholders of the Corporation.

4.	Redemption Price
     Each Class “D” share shall be redeemable at the option of the Corporation at a redemption price (the “Redemption Price”) equal to the subscription price for which the share was issued.
5.	Redemption Procedure
     To redeem Class “D” shares, the Corporation shall give at least thirty (30) day’s notice in writing of the redemption by mailing the notice to the registered holders of the Class “D” shares to be redeemed, specifying the date and place of redemption and the number of Class “D” shares to be redeemed. The notice may be given by prepaid post addressed to each holder of Class “D” shares at that holder’s address as it appears in the records of the Corporation. If the notice is given by the Corporation and if an amount sufficient to redeem the specified Class “D” shares is deposited with a chartered bank or trust company in Canada, as specified in the notice, on or before the date fixed for redemption, those Class “D” shares are redeemed as of the date fixed for redemption and thereafter a holder of Class “D” shares specified in the notice, as such, has no rights against the Corporation except, upon surrendering the certificate for those shares, to receive payment of the Redemption Price of each specified Class “D” share held by that holder, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on that share.
6.	Dividends
     A holder of a Class “D” share shall in each financial period, in the discretion of the directors of the Corporation, be entitled, out of any or all profits or surplus available for dividends, to receive, in respect of each Class “D” share held by him, non-cumulative dividends at an annual rate that shall be expressed as a percentage of the Redemption Price of the Class “D” share and shall be determined by the directors of the Corporation at or before the time the first Class “D” share is issued, such dividends to be payable on such date and at such place as the directors may determine. The directors may, from time to time in a particular financial period, declare part of the dividend for that financial period, notwithstanding that the dividend for that financial period is not declared in full. Each dividend shall be non-cumulative whether or not earned, and if in any financial period the directors in their discretion do not declare the dividend or any part thereof, then the right of the holder to that dividend or a dividend greater than the dividend actually declared for that financial period shall be forever extinguished. A holder of a Class “D” share shall not be entitled to receive dividends on that share other than or in excess of the dividends provided for in this paragraph.

7.	Dividends — Exclusion of Other Classes
     Subject to the rights of the shares of any other class whose entitlement to dividends ranks in priority to that of the Class “D” shares, dividends may be declared and paid on the Class “D” shares to the complete exclusion of the other classes of shares of the Corporation.
8.	Liquidation, Dissolution or Winding-Up
     In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, each holder of a Class “D” share shall be entitled to receive, before any distribution of any property of the Corporation among the holders of any other shares of the Corporation (except the shares of any other class whose entitlement on a liquidation, dissolution or winding-up ranks in priority to or on a parity with that of the Class “D” shares), an amount equal to, but not greater than, the total of the Redemption Prices of the Class “D” shares held by him, plus any declared and unpaid non-cumulative dividends and any unpaid cumulative dividends on those Class “D” shares.
9.	Ranking
     The rights, privileges and entitlements of a Class “D” share rank ratably and on a parity with those of all other Class “D” shares. Except where otherwise specifically stated, the rights, privileges and entitlements of the Class “D” shares rank:
(a)	in priority to the rights, privileges and entitlements of the common shares of any class,

(b)	in priority to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued after the day on which the first Class “D” share is issued,

(c)	ratably and on a parity with the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued on the same day as the first Class “D” share is issued, and

(d)	in subordination to the rights, privileges and entitlements of the preferred shares of any other class the first share of which is issued before the day on which the first Class “D” share is issued.

10. Amendment
     Any amendment to the Articles of the Corporation to delete or vary any right, privilege, restriction or condition attaching to the Class “D” shares or to create a class of shares ranking in priority to or on a parity with the Class “D” shares, in addition to being authorized by special resolution, shall be authorized by at least two-thirds (2/3) of the votes cast at a meeting, duly called for that purpose, of the holders of each class of shares of the Corporation, voting separately as a class.

Date	Signature	Title

June 26 , 1998	/s/ DOUGLAS H. MURRAY	Assistant Corporate Secretary
DOUGLAS H. MURRAY

CORPORATE ACCESS NUMBER: 207686874
Alberta
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT
WESTAIM BIOMEDICAL CANADA INC.
CHANGED ITS NAME TO WESTAIM BIOMEDICAL CORP. ON 1998/07/24.

THE INFORMATION IN THIS
DOCUMENT IS AN ACCURATE
REPRODUCTION OF DATA CONTAINED	[SEAL]
WITHIN THE OFFICIAL RECORDS OF
ALBERTA REGISTRIES.

Name Change Alberta Corporation — Registration Statement

Service Request Number:	491685
Corporate Access Number:	207686874
Previous Legal Entity Name:	WESTAIM BIOMEDICAL CANADA INC.
Previous French Equivalent Name:
Legal Entity Name:	WESTAIM BIOMEDICAL CORP.
French Equivalent Name:
Legal Entity Status:	Active
Alberta Corporation Type;	Named Alberta Corporation
Nuans Report Number:	61596975
Nuans Report Date:	1998/07/23
French Name Nuans Report Number;
French Name Nuans Report Date:
Future Dating Required:
Professional Endorsement Provided:
Amendment Date:	1998/07/24
Annual Returns
File Year     Date Filed

Registration Authorized By:	MICHAEL D. OBERT
SOLICITOR
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Form 4

ALBERTA	ARTICLES OF AMENDMENT

1. Name of Corporation
WESTAIM BIOMEDICAL CANADA INC.
2. Corporate Access Number;
207686874

The Articles of the above-named Corporation are amended as follows:
I.	Pursuant to section 167(l)(a) of the Business Corporations Act (Alberta) the Articles of the Corporation are hereby amended by changing the name of the Corporation from WESTAIM BIOMEDICAL CANADA INC to WESTAIM BIOMEDICAL CORP.

Date	Signature	Title

/s/ MICHAEL D. OBERT
July 24, 1998	MICHAEL D. OBERT	Corporate Solicitor

CORPORATE ACCESS NUMBER: 207686874
Alberta
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT AND REGISTRATION
OF RESTATED ARTICLES
WESTAIM BIOMEDICAL CORP.
AMENDED ITS ARTICLES ON 1999/12/22.
[SEAL]

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Name/Structure Change Alberta Corporation — Registration Statement

Service Request Number:	1671492
Corporate Access Number:	207686874
Previous Legal Entity Name:	WESTAIM BIOMEDICAL CORP,
Previous French Equivalent Name:
Legal Entity Name:	WESTAIM BIOMEDICAL CORP.
French Equivalent Name:
Legal Entity Status:	Active
Alberta Corporation Type:	Named Alberta Corporation
Nuans Report Number:	61596975
Nuans Report Date:	1998/07/23
French Name Nuans Report Number:
French Name Nuans Report Date:
Classes Of Shares and any
Maximum Number (within each class):	SEE ELECTRONIC ATTACHMENT

NO SHARES IN THE SHARE CAPITAL OF THE CORPORATION SHALL BE
Restrictions On Share Transfers:	TRANSFERRED WITHOUT THE PRIOR CONSENT OF THE DIRECTORS OF
THE CORPORATION EXPRESSED BY RESOLUTION
Minimum Number Of Directors:	1
Maximum Number Of Directors:	10
Restrictions On Business To:	NONE
Restrictions On Business From:	NONE
Other Provisions:	SEE ELECTRONIC ATTACHMENT
Section And Subsection of Act Change
Made Under:	167(1)(G.1)(D)
Restatement of Articles:
Directors Issue Shares In Series:
Professional Endorsement Provided:
Future Dating Required:
Amendment Date:	1999/12/22

Annual Returns

File Year	Date Filed
1999	1999/12/14
1998	1998/12/10

Court Orders

Order Type Order Date Order Number Judicial District Termination Date

Attachments

Attachment Type	Microfilm Bar Code	Date Recorded
Share Capital	ELECTRONIC	1999/12/22

Registration Authorized By:	J. BOND
SOLICITOR

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SCHEDULE “A” TO THE ARTICLES OF AMENDMENT AND
RESTATED ARTICLES OF WESTAIM BIOMEDICAL CORP.
     The Articles of Incorporation of the Corporation be amended by deleting the authorized Class “C” Preferred Shares and Class “D” Preferred Shares, none of which have been issued, pursuant to Section 167(1)(g.1) of the Business Corporations Act, Alberta (the “Act”), and pursuant to Section 167 (1)(d) of the Act, creating four (4) new classes of shares being an unlimited number of Class “C” Redeemable Preferred Shares, an unlimited number of Class “D” Redeemable Preferred Shares, an unlimited number of Class “E” Redeemable Preferred Shares and an unlimited number of Class “F” Redeemable Preferred Shares.
          For convenience and ease of future reference, Article 2 of the Articles of Incorporation shall be amended to include the rights, restrictions, privileges and conditions attaching to the Class “C” Redeemable Preferred Shares, Class “D” Redeemable Preferred Shares, Class “E” Redeemable Preferred Shares and Class “F” Redeemable Preferred Shares by deleting in its entirety the wording of Article 2 of the Articles of Incorporation, included Schedule “A” thereto, and replacing the same with a new Schedule “A” which shall read as follows:
          The Corporation is authorized to issue:
an unlimited number of Class “A” Common Shares;
an unlimited number of Class “B” Common Shares;

an unlimited number of Class “C” Redeemable Preferred Shares;

an unlimited number of Class “D” Redeemable Preferred Shares;
an unlimited number of Class “E” Redeemable Preferred Shares; and
an unlimited number of Class “F” Redeemable Preferred Shares, all of which shares shall have the following rights, restrictions, privileges and conditions, and all such rights, restrictions, privileges and conditions attaching to the shares of any class shall be subject to the rights, restrictions, privileges and conditions attaching to any other class of shares now existing or hereafter created or amended and expressed to rank in preference to or in priority to any other class or classes of shares of the Corporation.
THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO THE CLASS “A” COMMON SHARES AND THE CLASS “B” COMMON SHARES ARE AS FOLLOWS:
     1. Each of the holders of the Class “A” Common shares and the Class “B” Common shares shall be entitled to share ratably in the remaining property of the Corporation on dissolution.
     2. The holders of the Class “A” Common shares and the Class “B” Common shares shall have the right to receive such dividends as may be declared on the class of which they hold shares; provided that the Corporation may declare and pay dividends on either class of those classes of shares without an equal dividend, or any dividend, being then paid on the other of those classes of shares.
     3. The holders of the Class “A” Common shares and the Class “B” Common shares shall be entitled to vote at any meeting of shareholders of the Corporation.
     4. Except as expressly stated above, the Class “A” Common shares and the Class “B” Common shares shall rank pari passu. The foregoing rights, privileges, restrictions and conditions attaching to the

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     Class “A” Common shares and the Class “B” Common shares are subject to the rights, privileges, restrictions and conditions attaching to any class of shares of the Corporation hereafter created and expressed to rank in priority to the Class “A” Common shares and the Class “B” Common shares.
THE CLASS “C” REDEEMABLE PREFERRED SHARES, CLASS “D” REDEEMABLE PREFERRED SHARES, CLASS “E” REDEEMABLE PREFERRED SHARES AND CLASS “F” REDEEMABLE PREFERRED SHARES SHALL HAVE THE FOLLOWING RIGHTS, RESTRICTIONS, PRIVILEGES, AND CONDITIONS ATTACHED THERETO:
SERIES SHARES
The Class “E” Redeemable Preferred Shares and Class “F” Redeemable Preferred Shares may, at any time or from time to time, be issued by the Corporation in one or more series, each such series to consist of such number of shares, including an unlimited number, as may be determined by the directors of the Corporation before the time of issue. The directors may, by Articles of Amendment filed in the manner prescribed in the Business Corporations Act, S.A. 1981, Ch. B-15, as amended (the “Act”) determine the designation and all of the rights, restrictions, privileges and conditions attached to each series of either class of shares.
NON-VOTING
Except as provided in the Business Corporations Act as amended from time to time, the holders of the Class “C” Redeemable Preferred Shares, Class “D” Redeemable Preferred Shares, Class “E” Redeemable Preferred Shares and Class “F” Redeemable Preferred Shares shall not, as such, be entitled to vote at, or to receive notice of or attend shareholders meetings nor shall the holders be entitled to consent to or sign a resolution in writing to be signed by the shareholders of the Corporation.
DIVIDEND RIGHTS FOR CLASS “C” REDEEMABLE PREFERRED SHARES
Subject to the Class “D” Redeemable Preferred Shares and Class “F” Redeemable Preferred Shares preferential dividend rights, the holders of the Class “C” Redeemable Preferred Shares shall, in any calendar year, be entitled to receive as, when, and if declared by the Directors of the Corporation, a non-cumulative dividend at such rate per annum as the Directors of the Corporation may from time to time determine, in advance (which rate shall be not less than 2% per annum nor greater than 15% per annum) on the Redemption Price thereof, and the directors may, by further directors’ resolution vary the applicable dividend rate, and such dividend may be declared and paid on the Class “C” Redeemable Preferred Shares to the exclusion of a dividend being declared and paid on any other class or classes of shares of the Corporation.
For greater certainty, the holders of the Class “C” Redeemable Preferred Shares shall have no preference or priority as to the declaration or payment of dividends, and dividends may be declared and paid on any other class or classes of shares of the Corporation to the exclusion of a dividend being declared and paid on the Class “C” Redeemable Preferred Shares.
DIVIDEND RIGHTS FOR CLASS “E” REDEEMABLE PREFERRED SHARES
Subject to the Class “D” Redeemable Preferred Shares and Class “F” Redeemable Preferred Shares preferential dividend rights, the holders of the Class “E” Redeemable Preferred Shares, and each series thereof, shall, in any calendar year, be entitled to receive as, when, and if declared by the Directors of the Corporation, a non-cumulative dividend at such rate per annum as the Directors of the Corporation may from time to time determine, in advance (which rate shall be not less than 2% per annum nor greater than 15% per annum) on the Redemption Price thereof, and the directors may, by further directors’ resolution vary the applicable dividend rate and such dividend may be declared and paid on the Class “E” Redeemable Preferred Shares and each series thereof, to the exclusion of a dividend being declared and paid on any other class or classes of shares of the Corporation.
For greater certainty, the holders of the Class “E” Redeemable Preferred Shares

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and each series thereof, shall have no preference or priority as to the declaration or payment of dividends, and dividends may be declared and paid on any other class or classes of shares of the Corporation to the exclusion of a dividend being declared and paid on the Class “E” Redeemable Preferred Shares.
DIVIDEND RIGHTS FOR CLASS “D” REDEEMABLE PREFERRED SHARES
The holders of the Class “D” Redeemable Preferred Shares shall, in any calendar year, be entitled to receive a cumulative dividend at such rate per annum as the Directors may from time to time determine in advance (which rate shall be not less than 2% per annum nor greater than 15% per annum) on the Redemption Price thereof, and the directors may, by further directors’ resolution vary the applicable dividend rate. In the absence of any resolution of the directors to the contrary, the dividend rate shall be FIVE PERCENT (5%) per annum. For greater certainty, cumulative dividends will not constitute a debt or other amount payable owing to the holder of a Class “D” Redeemable Preferred Share until a formal resolution is passed by the directors, declaring that such cumulative dividends are payable on the Class “D” Redeemable Preferred Shares or the Class “D” Redeemable Preferred Shares are redeemed by the Corporation or at the instance of the holder thereof in the manner contemplated by the rights attaching to the Class “D” Redeemable Preferred Shares.
The holders of the Class “D” Redeemable Preferred Shares shall have the first preference and priority as to the declaration and payment of the aforesaid cumulative dividend. No dividends shall be declared or paid on any other class or classes of shares of the Corporation unless either all accumulated dividends on the Class “D” Redeemable Preferred Shares are declared and paid on the Class “D” Redeemable Preferred Shares to and including the record date for the declaration of the dividend on any other class or classes of shares of the Corporation or all of the holders of the Class “D” Redeemable Preferred Shares consent, in writing, to such dividend declaration or payment and in such case, on such terms and conditions as the holders may determine, including, without limitation, the deferral or waiver (in whole or in part) of the right to receive the accumulated dividends.
No redemption or purchase by the Corporation of any other class or classes of shares of the Corporation, except the Class “C” Redeemable Preferred Shares, shall take place unless either all the accumulated dividends on the Class “D” Redeemable Preferred Shares are declared and paid on the Class “D” Redeemable Preferred Shares to and including the date set for purchase by the Corporation of any other class or classes of shares of the Corporation or all the holders of the Class “D” Redeemable Preferred Shares consent, in writing, to such redemption or purchase and in such case, on such terms and conditions as the holders may determine, including without limitation, the deferral or waiver (in whole or in part) of the right to receive the accumulated dividends.
DIVIDEND RIGHTS FOR CLASS “F” REDEEMABLE PREFERRED SHARES
The holders of the Class “F” Redeemable Preferred Shares, and each series thereof, shall, in any calendar year, be entitled to receive a cumulative dividend at such rate per annum as the Directors may from tine to time determine, in advance (which rate shall be not less than 2% per annum nor greater than 15% per annum) on the Redemption Price thereof, and the directors may, by further directors’ resolution vary the applicable dividend rate. In the absence of any resolution of the directors to the contrary, the dividend rate shall be FIVE PERCENT (5%) per annum. For greater certainty, cumulative dividends will not constitute a debt or other amount payable owing to the holder of a Class “F” Redeemable Preferred Share until a formal resolution is passed by the directors, declaring that such cumulative dividends are payable on the Class “F” Redeemable Preferred Shares, and each aeries thereof, or the Class “F” Redeemable Preferred Shares, and each series thereof, are redeemed by the Corporation or at the instance of the holder thereof in the manner contemplated by the rights attaching to the Class “F” Redeemable Preferred Shares.
The holders of the Class “F” Redeemable Preferred Shares, and each series thereof, shall have the second preference and priority as to the declaration and payment of the aforesaid cumulative dividend. No dividends shall be declared or paid on any other class or classes of shares of the Corporation except the Class “D” Redeemable Preferred Shares unless either all accumulated dividends on the Class “F” Redeemable Preferred Shares are declared and paid on the Class “F” Redeemable Preferred Shares and each series thereof to and including the record

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date for the declaration of the dividend on any other class or classes of shares of the Corporation or all of the holders of the Class “F” Redeemable Preferred Shares, in each series, consent, in writing, to such dividend declaration or payment and in such case, on such terms and conditions as the holders may determine, including, without limitation, the deferral or waiver (in whole or in part) of the right to receive the accumulated dividends.
No redemption or purchase by the Corporation of any other class or classes of shares of the Corporation, except the Class “C” Redeemable Preferred Shares and the Class “D” Redeemable Preferred Shares shall take place unless either all the accumulated dividends on the Class “F” Redeemable Preferred Shares and each series thereof are declared and paid on the Class “F” Redeemable Preferred Shares and each series thereof to and including the date set for purchase by the Corporation of any other class or classes of shares of the Corporation or all the holders of the Class “F” Redeemable Preferred Shares and each series thereof consent, in writing, to such redemption or purchase and in such case, on such terms and conditions as the holders may determine, including without limitation, the deferral or waiver (in whole or in part) of the right to receive the accumulated dividends.
PRIORITY ON LIQUIDATION, DISSOLUTION OR WINDING UP
In the event of a liquidation, dissolution, or winding up of the Corporation, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding up its affairs, the holders of the Class “C” Redeemable Preferred Shares and the Class “D” Redeemable Preferred Shares shall rank pari passu and have the first priority over all other classes of shares of the Corporation as to the payment of the Redemption Price together with all declared but unpaid dividends and undeclared cumulative dividends thereon, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any other class of shares of the Corporation. If there are insufficient assets or property to pay, in full, the Redemption Price and all declared but unpaid and undeclared cumulative dividends on all such shares, then the property and assets shall be applied firstly and rateably in payment of the full Redemption Price for the Class “C” Redeemable Preferred Shares and Class “D” Redeemable Preferred Shares and secondly and rateably on the declared but unpaid and undeclared cumulative dividends on the Class “C” Redeemable Preferred Shares and Class “D” Redeemable Preferred Shares. For greater certainty, the Class “C” Redeemable Preferred Shares and the Class “D” Redeemable Preferred Shares shall not have any other right to participate in the remaining property of the Corporation beyond the Redemption Price thereof and all declared and unpaid dividends and undeclared cumulative dividends, as the case may be, whether in a liquidation, dissolution, winding up or a reduction of capital, redemption, or purchase by the Corporation of its shares.
In the event of a liquidation, dissolution or winding up of the Corporation or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding up its affairs, the holders of the Class “E” Redeemable Preferred Shares and Class “F” Redeemable Preferred Shares shall rank pari passu and have the second priority over all other classes of shares of the Corporation as to the payment of the Redemption Price together with all declared but unpaid and undeclared cumulative dividends thereon, as the case may be, before any amount shall be paid or any property or assets of the Corporation distributed to any holders of any other class of shares of the Corporation; and for greater certainty, the Class “E” Redeemable Preferred Shares and Class “F” Redeemable Preferred Shares shall not have any other right to participate in the remaining property of the Corporation beyond the Redemption Price thereof and all declared and unpaid dividends and undeclared cumulative dividends, as the case may be, whether in a liquidation, dissolution, winding up or a reduction of capital, redemption or purchase by the Corporation of its shares.
REDEMPTION PRICE
The aggregate Redemption Price for the Class “C” Redeemable Preferred Shares and Class “D” Redeemable Preferred Shares, issued on the acquisition of assets, which assets may include shares of the Corporation, shall be the fair market value of the assets acquired by the Corporation (hereinafter called the “Purchased Assets”) less any non-share consideration that the Corporation paid for the Purchased Assets; and the Redemption Price (“Redemption Price”) for each Class “C” Redeemable Preferred Share or Class “D” Redeemable Preferred Share

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shall be the aggregate Redemption Price divided by the number of Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares issued by the Corporation on the purchase.
The Redemption Price for the Class “C” Redeemable Preferred Shares and Class “D” Redeemable Preferred Shares shall be subject to adjustment as hereinafter provided.
The Redemption Price (“Redemption Price”) for the Class “E” Redeemable Preferred Shares, and each series thereof and the Class “F” Redeemable Preferred Shares, and each series thereof shall be the Stated Capital Account for that class, or each series of that class, as the case may be. If, and for so long as there are any issued and outstanding shares of any series of Class “E” Redeemable Preferred Shares or Class “F” Redeemable Preferred Shares, as the case may be, each additional share to be issued of that issued series of Class “E” Redeemable Preferred Shares or Class “F” Redeemable Preferred Shares, as the case may be, shall be issued for consideration equal to the Stated Capital Account of that issued series of Class “E” Redeemable Preferred Share or Class “F” Redeemable Preferred Share, as the case may be, divided by the number of issued shares of that series, determined immediately before that particular time.
STATED CAPITAL ACCOUNT
The Corporation shall maintain for each class and series of a class of shares a stated capital account (the “Stated Capital Account”) in accordance with the Act.
From time to time, the Corporation may, return any portion, but not all, of the remaining amount of the Stated Capital Account of any class or series of a class of shares of the Corporation, as a return of capital, provided the amount paid in respect of each such share is equal. The Stated Capital Account for the class, or series of class, shall be reduced by the amount of each such return of capital. A return of capital can be satisfied by the Corporation paying, or causing to be paid, to or to the order of the registered shareholders of that class or series of that class of shares, their pro rata return of capital.
REDEMPTION BY HOLDER
Any holder of record of Class “C” Redeemable Preferred Shares, Class “D” Redeemable Preferred Shares, Class “E” Redeemable Preferred Shares or Class “F” Redeemable Preferred Shares shall be entitled to require the Corporation to redeem or purchase all or a part of the Class “C” Redeemable Preferred Shares, Class “D” Redeemable Preferred Shares, Class “E” Redeemable Preferred Shares or Class “F” Redeemable Preferred Shares, so held by such holder, at the applicable Redemption Price, by surrendering on a business day the certificate or certificates representing such shares to be redeemed, properly endorsed in blank for transfer or accompanied by an appropriate form of transfer properly executed in blank, at the registered office of the Corporation or at such other place or places as the directors may from time to time designate. Such certificate or certificates so surrendered shall be accompanied by a notice in writing (hereinafter called a “Redemption Notice”) signed by such holder or his duly authorized Attorney requiring the Corporation to redeem or purchase all or a specified number of such shares represented thereby. If the Redemption Notice is signed by an Attorney it shall be accompanied by evidence of the authority of such Attorney satisfactory to the Corporation or transfer agent thereof.
A Redemption Notice shall be deemed to have been given when actually received at the registered office of the Corporation or at such other place or places as the directors from time to time designate and when so given, shall, subject to the provisions hereof, be irrevocable.
Payment of the Redemption Price for such shares surrendered for redemption or purchase shall be made by or on behalf of the Corporation to the holders of record thereof, together with all declared and unpaid dividends and undeclared cumulative dividends thereon, as the case may be, no later than the seventh day following the date on which the Redemption Notice is given as aforesaid. Payment for such shares so surrendered for redemption or purchase shall be made by cheque payable in Canadian dollars at any branch of the Corporation’s bankers, and delivered to the holders of record of such shares so surrendered or, at the option of the Corporation, such cheque shall be forwarded by mail, postage prepaid, to the holders of record of such shares so surrendered at their

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addresses as the same appear in the records of the Corporation. In such case, each cheque so mailed shall be deemed to have been delivered to the registered holder as soon as the letter containing the same has been mailed as aforesaid.
If, at any given time, the redemption or purchase of all those shares in respect of which the Corporation has received Redemption Notices would cause the Corporation to be in contravention of the provisions hereof or of the Act, the Corporation shall at that time redeem or purchase on a pro rata basis, disregarding fractions, only such number of shares as can be redeemed or purchased without causing the Corporation to be in contravention of the provisions hereof or of the Act.
REDEMPTION BY CORPORATION
The Corporation may, by resolution of the Directors and upon giving notice as hereinafter provided, from time to time redeem or purchase the whole or any part of the Class “C” Redeemable Preferred Shares, Class “D” Redeemable Preferred Shares, Class “E” Redeemable Preferred Shares or Class “F” Redeemable Preferred Shares of any one or more holders without redeeming or purchasing the whole or any part of the Class “C” Redeemable Preferred Shares, Class “D” Redeemable Preferred Shares, Class “E” Redeemable Preferred Shares or Class “F” Redeemable Preferred Shares of any other holder or holders of such class, by paying for each share to be redeemed or purchased the Redemption Price thereof, together with all declared but unpaid dividends and undeclared cumulative dividends thereon, as the case may be. Not less than ten (10) clear days’ notice in writing of such redemption or purchase shall be given by personal delivery or by mailing such notice to the registered holder at the last address as they appear in the records of the Corporation or its transfer agent. In the case of each notice so mailed, delivery thereof shall be deemed to have been made to the registered holder as soon as the letter containing the same has been mailed.
Such notice shall specify the date and place of redemption or purchase which may be a Canadian Chartered Bank or a trust company. If notice is given as aforesaid and an amount sufficient to redeem or purchase such shares is deposited at the place for redemption or purchase on or before the date fixed for redemption or purchase, dividends on such shares to be redeemed or purchased shall cease to accrue after the date so fixed for redemption or purchase and the holders thereof shall have no rights whatsoever against the Corporation except upon the surrender of the certificate or certificates for such shares to receive payment out of the money so deposited. Surrender of the certificate or certificates for such shares to be redeemed or purchased is sufficient only if such certificate or certificates are duly and properly endorsed in blank for transfer or accompanied by a form of transfer acceptable to the Corporation and duly executed in blank,
ADJUSTMENT TO REDEMPTION PRICE
The Redemption Price for the Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares may be amended by the Directors of the Corporation after issuance of such shares only if such Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares were issued as partial or total consideration for the acquisition by the Corporation of any assets (hereinafter called “the Purchased Assets”) and it is determined at any time to the satisfaction of the Directors of the Corporation whether or not in consultation with the Department of National Revenue or, in the event of a disagreement with the Department of National Revenue or any Corporate Tax Administration for any Province in which the Corporation carries on business, it is determined, by a judgment of a tribunal or court of competent jurisdiction, after all appeal rights have expired, that the fair market value of the Purchased Assets at the date of acquisition by the Corporation is a greater or lesser amount than the fair market value of the Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares, issued as consideration for the acquisition (in the aggregate) plus, if applicable, the fair market value of any non-share consideration issued by the Corporation in consideration for the Purchased Assets then and in such case the Redemption Price may, by Directors Resolution, be increased or decreased, as required, to eliminate such difference, and any resultant overpayment by the Corporation to the holders of such Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares (whether by way of redemption, repurchase or otherwise, but not by way of earlier dividend) shall be a debt due to the Corporation by the holders of such Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares and shall

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be repaid to the Corporation forthwith and any resultant underpayment by the Corporation to the holders of such Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares (whether by way of redemption, repurchase or otherwise, but not by way of earlier dividend) shall be a debt due by the Corporation to the holders of such Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares and shall be paid forthwith to such holders.
In the event of a return of capital on the Class “C” Redeemable Preferred Shares or Class “D” Redeemable Preferred Shares, the Stated Capital Account for that class of shares shall be reduced and there shall be a corresponding and pro rata decrease in the Redemption Price for each of those shares.
LIQUIDITY
Notwithstanding anything to the contrary herein contained, no dividends, redemptions, share purchases, capital reductions or other payments or distributions of assets or property of the Corporation shall be made or paid on or with respect to shares of the Corporation which rank subordinate to the Class “C” Redeemable Preferred Shares and Class “D” Redeemable Preferred Shares on a liquidation, dissolution or winding up, if the payment in respect thereof would result in the fair market value of the Corporation’s assets, net of liabilities owed by the Corporation, being less than the aggregate of the Redemption Price for all of the then outstanding Class “C” Redeemable Preferred Shares and Class “D” Redeemable Preferred Shares and the Redemption Price or amount payable on redemption or purchase for all other shares then outstanding which rank equal to or in priority to the Class “C” Redeemable Preferred Shares and Class “D” Redeemable Preferred Shares, as applicable, on a liquidation, dissolution or winding up, together, in each case, with any declared but unpaid dividends and undeclared cumulative dividends on such shares.

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CORPORATE ACCESS NUMBER: 207686874
Alberta
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT
WESTAIM BIOMEDICAL CORP.
AMENDED ITS ARTICLES TO CREATE SHARES IN SERIES ON 2000/01/27.
[SEAL]

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Name/Structure Change Alberta Corporation — Registration Statement

Service Request Number:	1751753
Corporate Access Number:	207686874
Previous Legal Entity Name:	WESTAIM BIOMEDICAL CORP.
Previous French Equivalent Name:
Legal Entity Name:	WESTAIM BIOMEDICAL CORP.
French Equivalent Name:
Legal Entity Status:	Active
Alberta Corporation Type:	Named Alberta Corporation
Nuans Report Number:	61596975
Nuans Report Date:	1998/07/23
French Name Nuans Report Number:
French Name Nuans Report Date:
Classes Of Shares and any
Maximum Number (within each class):	SEE ELECTRONIC ATTACHMENT
Restrictions On Share Transfers:	NO SHARES IN THE SHARE CAPITAL OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE PRIOR CONSENT OF THE DIRECTORS OF THE CORPORATION EXPRESSED BY RESOLUTION
Minimum Number Of Directors:	1
Maximum Number Of Directors:	10
Restrictions On Business To:	NONE
Restrictions On Business From:	NONE
Other Provisions:	SEE ELECTRONIC ATTACHMENT
Section And Subsection of Act Change Made Under:	27(5)
Restatement of Articles:
Directors Issue Shares In Series:
Professional Endorsement Provided:
Future Dating Required:
Amendment Date:	2000/01/27

Annual Returns

File Year	Date Filed
1999	1999/12/14
1998	1998/12/10

Court Orders

Order Type Order Date Order Number Judicial District Termination Date

Attachments

Attachment Type	Microfilm Bar Code	Date Recorded
Section 27 Schedule	ELECTRONIC	2000/01/27

Registration Authorized By:	J. P. BOND
SOLICITOR

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SCHEDULE “A”
WESTAIM BIOMEDICAL CORP.
Series 1 through Series 10 Class “F” Redeemable Preferred Shares
     The Corporation is authorized to issue ten (10) separate series of Class “F” Redeemable Preferred Shares, to be designated Series 1, Class “F” Redeemable Preferred Shares through Series 10, Class “F” Redeemable Preferred Shares respectively. Each of the Series 1, Class “F” Redeemable Preferred Shares through Series 10, Class “F” Redeemable Preferred Shares (individually called the “Series”) shall have:
     (a) an unlimited number of shares in that Series;
     (b) a separate stated capital account for that Series;
     (c) a separate right to have a cumulative dividend rate established for each such Series and varied for each such Series by Directors resolution, as authorized by the rights attaching to the Class “F” Redeemable Preferred Shares;
     (d) a separate right to have a Redemption Price established for each such Series as authorized by the rights attaching to the Class “F” Redeemable Preferred Shares; and
     (e) and otherwise have all rights, restrictions, privileges and conditions that attach to the Class “F” Redeemable Preferred Shares.

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CORPORATE ACCESS NUMBER: 207686874
Alberta
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT
WESTAIM BIOMEDICAL CORP.
CHANGED ITS NAME TO NUCRYST PHARMACEUTICALS CORP. ON 2001/10/05.
[SEAL]
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Name Change Alberta Corporation — Registration Statement

Service Request Number:	3325656
Corporate Access Number:	207686874
Legal Entity Name:	WESTAIM BIOMEDICAL CORP.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	NUCRYST PHARMACEUTICALS CORP.
New French Equivalent Name:
Nuans Number:	7I836124
Nuans Date:	2001/10/02
French Nuans Number:
French Nuans Date:

Professional Endorsement Provided:
Future Dating Required:
Amendment Date:	2001/10/05

Annual Return

File Year	Date Filed
2000	2000/12/28
1999	1999/12/14
1998	1998/12/10

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Other Rules or Provisions	ELECTRONIC	1998/06/29
Share Structure	ELECTRONIC	1998/06/29
Share Structure	ELECTRONIC	1999/12/22
Section 27 Schedule	ELECTRONIC	2000/01/27

Registration Authorized By:	DOUGLAS H. MURRAY
DIRECTOR

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BUSINESS CORPORATIONS ACT (Section 27 and 171)	Form 4

Alberta	CONSUMER AND CORPORATE AFFAIRS	ARTICLES OF AMENDMENT

1.	NAME OF CORPORATION	2.	CORPORATION ACCESS NUMBER

	WESTAIM BIOMEDICAL CORP.		207686874

3.	THE ARTICLES OF THE ABOVE NAMED CORPORATION ARE AMENDED AS FOLLOWS:

	Pursuant to Section 167(1)(a) of the Business Corporations Act of Alberta, R.S.A. 1980, C. B-15 and amendments thereto, Article #1 of the Articles of Incorporation are to be amended by changing the Corporation’s name to:
NUCRYST PHARMACEUTICALS CORP.

DATE	SIGNATURE	TITLE

October 5, 2001	/s/ ILLEGIBLE	Corporate Secretary

FOR DEPARTMENTAL USE ONLY		FILED

Name Change Alberta Corporation — Pre-Registration Confirmation Report

Service Request Number:	3325656
Corporate Access Number:	207686874
Legal Entity Name:	WESTAIM BIOMEDICAL CORP.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	NUCRYST PHARMACEUTICALS CORP.
New French Equivalent Name:
Nuans Number:	71836124
Nuans Date:	2001/10/02
French Nuans Number:
French Nuans Date:

Professional Endorsement Provided:
Future Dating Required:
Amendment Date:	2001/10/04

Annual Return

File Year	Date Filed
2000	2000/12/28
1999	1999/12/4
1998	1998/12/10

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Other Rules or Provisions	ELECTRONIC	1998/06/29
Share Structure	ELECTRONIC	1998/06/29
Share Structure	ELECTRONIC	1999/12/22
Section 27 Schedule	ELECTRONIC	2000/01/27

Registration Authorized By:	J. PATRICK BOND
SOLICITOR

I CONFIRM THAT THE INFORMATION SET OUT IN THIS
DOCUMENT ACCURATELY REFLECTS MY INSTRUCTIONS

Oct. 5, 2001	/s/ ILLEGIBLE

DATE	SIGNATURE

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